UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): March 24, 2006

                              THE CERTO GROUP CORP.
             (Exact name of registrant as specified in its charter)



           Delaware                 002-99080                11-2820379
(State or Other Jurisdiction   (Commission File           (I.R.S. Employer
       of Incorporation)            Number)            Identification Number)

       201 Circle Drive North, Building 112, Piscataway, New Jersey 08854
               (Address of principal executive offices) (zip code)

                                 (732) 356-9555
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On March 24, 2006, The Certo Group Corp. dismissed Miller, Ellin & Co. LLP as its principal independent accountant. Effective April 26, 2006, we engaged Russell Bedford Stefanou Mirchandani LLP as our new principal independent accountant. Our board of directors has approved the dismissal of Miller, Ellin & Co. LLP and the appointment of Russell Bedford Stefanou Mirchandani LLP as our new principal independent accountants.

     From the date of Miller, Ellin & Co. LLP's appointment through the date of their dismissal on March 24, 2006, there were no disagreements between our company and Miller, Ellin & Co. LLP on any matter listed under Item 304 Section
(a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Miller, Ellin & Co. LLP would have caused Miller, Ellin & Co. LLP to make reference to the matter in its reports on our financial statements.

     Prior to engaging Russell Bedford Stefanou Mirchandani LLP, we did not consult Russell Bedford Stefanou Mirchandani LLP regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Russell Bedford Stefanou Mirchandani LLP concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     Prior to engaging Russell Bedford Stefanou Mirchandani LLP, Russell Bedford Stefanou Mirchandani LLP has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountant from Russell Bedford Stefanou Mirchandani LLP to Russell Bedford Stefanou Mirchandani LLP.

     We provided Miller, Ellin & Co. LLP with a copy of this Current Report on Form 8-K on May 18, 2006, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Miller, Ellin & Co. LLP, dated May 18, 2006, is attached to this Form 8-K as an exhibit.


ITEM 9.01   Financial Statements and Exhibits

Exhibit
Number       Description
--------------------------------------------------------------------------------
16.1         Letter from Miller, Ellin & Co. LLP, dated May 18, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            The Certo Group Corp.

Date: May 19, 2006                          By: /s/ Dominic Certo
                                               ------------------
                                            Name: Dominic Certo
                                            Title: Chief Executive Officer